CUMBERLAND PHARMACEUTICALS INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Financial Information

Under the final terms of the amended Agreement, the Company returned the Product rights to Clinigen on December 31, 2019.
The return of these Products is collectively referred to as the "Ethyol and Totect Exit" throughout the unaudited pro forma condensed consolidated financial statements. The Ethyol and Totect Exit meets the accounting criteria to be reported as discontinued operations. December 31, 2019, as the transition date, was the final day Cumberland was responsible for the Products. Cumberland was responsible for the Products through December 31, 2019 and beginning on January 1, 2020, the Products' rights transitioned back to Clinigen. As a result, January 1, 2020, was the first day of discontinued operations for the Ethyol and Totect Exit.
The accompanying unaudited pro forma condensed consolidated statements of operations (the “Pro Forma Statements of Operations”) for the nine months ending September 30, 2019 and for the years ended December 31, 2018, 2017 and 2016 reflect the historical consolidated Statements of Operations of the Company and the unaudited historical carve-out results of operations related to the Ethyol and Totect Exit. The Pro Forma Statements of Operations give effect to the Ethyol and Totect Exit as if it had been completed on January 1, 2016, the beginning of the earliest period presented. The accompanying unaudited pro forma condensed consolidated balance sheet (the “Pro Forma Balance Sheet”) as of September 30, 2019 reflects the unaudited historical consolidated balance sheet of Cumberland and the assets and liabilities related to the Products, giving effect to the dispositions as if they had been completed on September 30, 2019.
The following statements and related notes are being provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated balance sheet of Cumberland would have been had the dispositions occurred on the dates assumed, nor are they necessarily indicative of Cumberland's future consolidated results of operations or consolidated financial position. The statements are based upon currently available information and estimates and assumptions that Cumberland management believes are reasonable as of the date hereof.
The accompanying unaudited pro forma financial statements have been developed from and should be read in conjunction with the audited annual and unaudited interim condensed consolidated financial statements and related notes of Cumberland on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2019, and Form 10-Q for the quarter ended September 30, 2019 filed with the SEC on November 13, 2019, respectively.

CUMBERLAND PHARMACEUTICALS INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months ended September 30, 2019

	Historical Cumberland	Ethyol and Totect Products		Pro Forma

Net revenues	$33,855,265	$(8,771,714)	(a)	$25,083,551
Costs and expenses:
Cost of products sold	5,933,807	(902,074)	(a)	5,031,733
Selling and marketing	15,836,077	(4,603,905)	(a)	11,232,172
Research and development	4,003,980	—		4,003,980
General and administrative	7,621,858	—		7,621,858
Amortization	3,085,139	—		3,085,139
Total costs and expenses	36,480,861	(5,505,979)		30,974,882
Operating income (loss)	(2,625,596)	(3,265,735)		(5,891,331)
Interest income	195,915	—		195,915
Interest expense	(216,988)	—		(216,988)
Income (loss) before income taxes	(2,646,669)	(3,265,735)		(5,912,404)
Income tax expense	72,504	—	(b)	72,504
Net income (loss)	(2,574,165)	(3,265,735)		(5,839,900)
Net loss at subsidiary attributable to noncontrolling interests	(2,888)	—		(2,888)
Net income (loss) attributable to common shareholders	$(2,577,053)	$(3,265,735)		$(5,842,788)

Earnings per share attributable to common shareholders:
Basic	$(0.17)			$(0.38)
Diluted	$(0.17)			$(0.38)
Weighted-average common shares outstanding:
Basic	15,454,159			15,454,159
Diluted	15,454,159			15,454,159
See accompanying Notes to Unaudited Condensed Consolidated Financial Statements.

CUMBERLAND PHARMACEUTICALS INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2018

	Historical Cumberland	Ethyol and Totect Products		Pro Forma

Revenues:
Net product revenue	$40,200,832	$(11,396,871)	(a)	$28,803,961
Other revenue	540,933	—		540,933
Net revenues	40,741,765	(11,396,871)		29,344,894
Costs and expenses:
Cost of products sold	7,378,095	(1,361,273)	(a)	6,016,822
Selling and marketing	20,258,307	(6,253,374)	(a)	14,004,933
Research and development	7,320,797	—		7,320,797
General and administrative	10,405,872	—		10,405,872
Amortization	2,769,466	—		2,769,466
Total costs and expenses	48,132,537	(7,614,647)		40,517,890
Operating income (loss)	(7,390,772)	(3,782,224)		(11,172,996)
Interest income	564,484	—		564,484
Interest expense	(195,848)	—		(195,848)
Income (loss) before income taxes	(7,022,136)	(3,782,224)		(10,804,360)
Income tax expense	(16,636)	—	(b)	(16,636)
Net income (loss)	(7,038,772)	(3,782,224)		(10,820,996)
Net loss at subsidiary attributable to noncontrolling interests	75,704	—		75,704
Net income (loss) attributable to common shareholders	$(6,963,068)	$(3,782,224)		$(10,745,292)

Earnings per share attributable to common shareholders:
Basic	$(0.45)			$(0.69)
Diluted	$(0.45)			$(0.69)
Weighted-average common shares outstanding:
Basic	15,614,052			15,614,052
Diluted	15,614,052			15,614,052
See accompanying Notes to Unaudited Condensed Consolidated Financial Statements.

CUMBERLAND PHARMACEUTICALS INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2017

	Historical Cumberland	Ethyol and Totect Products		Pro Forma

Revenues:
Net product revenue	$40,376,563	$(14,827,504)	(a)	$25,549,059
Other revenue	773,568	—		773,568
Net revenues	41,150,131	(14,827,504)		26,322,627
Costs and expenses:
Cost of products sold	7,370,585	(1,952,575)	(a)	5,418,010
Selling and marketing	21,492,937	(8,003,759)	(a)	13,489,178
Research and development	3,901,365	(32,762)	(a)	3,868,603
General and administrative	10,030,370	(40,383)	(a)	9,989,987
Amortization	2,436,222	—		2,436,222
Total costs and expenses	45,231,479	(10,029,479)		35,202,000
Operating income (loss)	(4,081,348)	(4,798,025)		(8,879,373)
Interest income	299,326	—		299,326
Interest expense	(92,904)	—		(92,904)
Income (loss) before income taxes	(3,874,926)	(4,798,025)		(8,672,951)
Income tax expense	(4,174,889)	—	(b)	(4,174,889)
Net income (loss)	(8,049,815)	(4,798,025)		(12,847,840)
Net loss at subsidiary attributable to noncontrolling interests	71,182	—		71,182
Net income (loss) attributable to common shareholders	$(7,978,633)	$(4,798,025)		$(12,776,658)

Earnings per share attributable to common shareholders:
Basic	$(0.50)			$(0.80)
Diluted	$(0.50)			$(0.80)
Weighted-average common shares outstanding:
Basic	15,911,577			15,911,577
Diluted	15,911,577			15,911,577
See accompanying Notes to Unaudited Condensed Consolidated Financial Statements.

CUMBERLAND PHARMACEUTICALS INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2016

	Historical Cumberland	Ethyol and Totect Products		Pro Forma

Revenues:
Net product revenue	$32,478,185	$(838,387)	(a)	$31,639,798
Other revenue	547,375	—		547,375
Net revenues	33,025,560	(838,387)		32,187,173
Costs and expenses:
Cost of products sold	5,958,660	(74,549)	(a)	5,884,111
Selling and marketing	14,553,481	(628,353)	(a)	13,925,128
Research and development	3,190,700	(967)	(a)	3,189,733
General and administrative	8,561,811	(1,439)	(a)	8,560,372
Amortization	2,194,039	—		2,194,039
Total costs and expenses	34,458,691	(705,308)		33,753,383
Operating income (loss)	(1,433,131)	(133,079)		(1,566,210)
Interest income	204,661	—		204,661
Interest expense	(106,392)	—		(106,392)
Income (loss) before income taxes	(1,334,862)	(133,079)		(1,467,941)
Income tax expense	330,924	—	(b)	330,924
Net income (loss)	(1,003,938)	(133,079)		(1,137,017)
Net loss at subsidiary attributable to noncontrolling interests	59,255	—		59,255
Net income (loss) attributable to common shareholders	$(944,683)	$(133,079)		$(1,077,762)

Earnings per share attributable to common shareholders:
Basic	$(0.06)			$(0.07)
Diluted	$(0.06)			$(0.07)
Weighted-average common shares outstanding:
Basic	16,236,525			16,236,525
Diluted	16,236,525			16,236,525
See accompanying Notes to Unaudited Condensed Consolidated Financial Statements.

CUMBERLAND PHARMACEUTICALS INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2019

	Historical Cumberland	Ethyol and Totect Products		Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$26,978,424	$543,907	(c)	$27,522,331
Marketable securities	2,265,839	—		2,265,839
Accounts receivable, net	8,296,672	—		8,296,672
Inventories, net	9,864,240	(543,907)	(c)	9,320,333
Prepaid and other current assets	1,992,409	3,000,000	(d)	4,992,409
Total current assets	49,397,584	3,000,000		52,397,584
Non-current inventories	15,329,920	—		15,329,920
Property and equipment, net	743,801	—		743,801
Intangible assets, net	31,040,213	—		31,040,213
Goodwill	882,000	—		882,000
Deferred tax assets, net	43,605	—		43,605
Other assets	6,328,777	2,000,000	(d)	8,328,777
Total assets	$103,765,900	$5,000,000		$108,765,900

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$8,226,609	$—		$8,226,609
Other current liabilities	12,826,341	3,000,000	(d)	15,826,341
Total current liabilities	21,052,950	3,000,000		24,052,950
Revolving line of credit	20,000,000	—		20,000,000
Other long-term liabilities	11,006,022	2,000,000	(d)	13,006,022
Total liabilities	52,058,972	5,000,000		57,058,972
Commitments and contingencies
Equity:
Shareholders’ equity:
Common stock – no par value; 100,000,000 shares authorized; 15,231,278 shares issued and outstanding as of September 30, 2019	49,563,807	—		49,563,807
Retained earnings	2,169,101	—		2,169,101
Total shareholders’ equity	51,732,908	—		51,732,908
Noncontrolling interests	(25,980)	—		(25,980)
Total equity	51,706,928	—		51,706,928
Total liabilities and equity	$103,765,900	$5,000,000		$108,765,900
See accompanying Notes to Unaudited Condensed Consolidated Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
NOTE 1.    DESCRIPTION OF TRANSACTION
Cumberland Pharmaceuticals Inc. ("Cumberland", “we”, “our” or "the Company") is a specialty pharmaceutical company focused on the acquisition, development and commercialization of branded prescription products.
In 2016, Cumberland entered into an agreement with Clinigen Group Plc ("Clinigen") for the rights and responsibilities associated with the commercialization of Ethyol® in the United States. In 2017, the Company entered into another agreement with Clinigen for the rights and responsibilities associated with the commercialization of Totect® in the United States. Ethyol and Totect are collectively referred to herein as the "Products."
In May 2019, following a strategic review of its partners, products and organization, Cumberland entered into an agreement with Clinigen to return the exclusive rights to the Products (the "Agreement"). The Agreement provided for a conclusion of the Company's arrangements with Clinigen effective September 30, 2019. Under the terms of the Agreement, Cumberland will no longer distribute Ethyol or Totect after the transition date and will receive $5 million in financial consideration from Clinigen, paid over a two-year period. Cumberland agreed not to sell competing products during the same two-year period.
In September 2019, Clinigen and Cumberland completed an amendment to the Agreement, whereby the transition date was changed to late December 2019. Under the final terms of the amended Agreement, the Company returned the Products rights to Clinigen on December 31, 2019. Except for the Products' inventory as of December 31, 2019, no other operating assets and no liabilities were transferred to Clinigen.
The return of these Products is collectively referred to as the "Ethyol and Totect Exit" throughout the unaudited pro forma condensed consolidated financial statements. The Ethyol and Totect Exit meets the accounting criteria to be reported as discontinued operations. December 31, 2019, as the transition date, was the final day Cumberland was responsible for the Products. Cumberland was responsible for the Products through December 31, 2019 and beginning on January 1, 2020, the Products' rights transitioned back to Clinigen. As a result, January 1, 2020, was the first day of discontinued operations for the Ethyol and Totect Exit.
NOTE 2.    BASIS OF PRESENTATION
These unaudited pro forma financial statements have been derived from the historical consolidated financial statements of Cumberland on Form 10-K for the years ended December 31, 2018, 2017 and 2016, filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2019, and the unaudited historical condensed consolidated financial statements of Cumberland on Form 10-Q for the nine months ended September 30, 2019, filed with the SEC on November 13, 2019, and the unaudited historical carve-out financial statements related to the Ethyol and Totect Exit.
NOTE 3.    ADJUSTMENTS TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
The unaudited pro forma financial statements reflect adjustments that are directly attributable to the disposal and that are factually supportable and, with respect to the statements of operations, expected to have a continuing impact. Pro forma adjustments are necessary to remove amounts related to the Products' assets and liabilities and the carve-out results of operations related to the Ethyol and Totect Exit, to adjust for costs directly related to the exit, and to reflect the income tax effects related to the pro forma adjustments. As such, these illustrative pro forma financial statements do not reflect the removal of the selling and marketing costs attributable to the individuals at Cumberland responsible for direct selling and promotion of the Products. Those selling and marketing individuals who have historically supported the Products will continue with Cumberland, but their efforts are being refocused to other products. If Cumberland were to include the costs of these sales professionals, discontinued operations for the Ethyol and Totect Exit would include more expenses than currently stated in these pro forma financial statements.
The accompanying statements have been prepared as if the disposition of the Products was completed on September 30, 2019 for balance sheet purposes and the disposition of the Ethyol and Totect Exit was completed on January 1, 2016 for statements of operations purposes, and reflect the following adjustments:

(a)
This adjustment reflects the elimination of revenues, costs of products sold, selling and marketing, research and development, and general and administrative expense related to the operations of the Products. Selling and marketing expense is primarily comprised of the royalty payments due to Clinigen. The royalty payments of 30% to 50% are based on tiered levels of net sales of the Products. The elimination of selling and marketing expenses do not reflect the removal of the selling and marketing costs attributable to the individuals at Cumberland responsible for direct selling and promotion of the Products.

(b)
This adjustment represents the estimated income tax effect of the pro forma adjustments. The tax effect of the pro forma adjustments was calculated using the historical statutory rates in effect for the periods presented, including the impact of the valuation allowance against the deferred tax assets related to the Products.

(c)	This adjustment reflects the elimination of the inventory assets for the Products sold back to Clinigen, at cost, as part of the transaction.

(d)
This adjustment reflects the $5 million in financial consideration Clinigen will pay to Cumberland over a two-year period under the terms of the Agreement. The liabilities reflect the deferred income related to these payments. This amount has not been reflected in the pro forma statements of operations as it relates to the discontinued operation.